**Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN, GUARANTY AND
SECURITY AGREEMENT

This Amendment No. 4 to Amended and Restated Loan, Guaranty and Security Agreement (“Amendment”) is made and entered into as of August 9, 2024, by and among East West Bank (“Bank”), Cineverse Corp., a Delaware corporation (f/k/a Cinedigm Corp.) (“Borrower”), Vistachiara Productions Inc., d/b/a The Bigger Picture, a Delaware corporation (“Vistachiara Productions”), Cineverse Entertainment Corp., a New York corporation (f/k/a Cinedigm Entertainment Corp.) (“Cineverse Entertainment”), Cineverse Entertainment Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm Entertainment Holdings, LLC) (“Cineverse Entertainment Holdings”), Cineverse Home Entertainment, LLC, a Delaware limited liability company (f/k/a Cinedigm Home Entertainment, LLC) (“Cineverse Home Entertainment”), Docurama, LLC, a Delaware limited liability company (“Docurama”), Dove Family Channel, LLC, a Delaware limited liability company (“Dove”), Cineverse OTT Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm OTT Holdings, LLC) (“Cineverse OTT”), Cinedigm Productions, LLC, a Delaware limited liability company (“Cinedigm Productions”), Cinedigm DC Holdings, LLC, a Delaware limited liability company (“Cinedigm DC Holdings”), Access Digital Media, Inc., a Delaware corporation (“Access Digital Media”), Christie/AIX, Inc., a Delaware corporation (“Christie/AIX”), Cinedigm Digital Funding I, LLC, a Delaware limited liability company (“Cinedigm Digital Funding I”), FoundationTV, Inc., a Delaware corporation (“FoundationTV”), Asian Media Rights LLC, d/b/a Digital Media Rights, a New York limited liability company (“Asian Media Rights”), Con TV, LLC, a Delaware limited liability company (“Con TV”), Fandor Acquisition LLC, a Delaware limited liability company (“Fandor”), TFD Acquisition LLC, a Delaware limited liability company (“TFD Acquisition”), Screambox Acquisition LLC, a Delaware limited liability company (“Screambox Acquisition”), Bloody Disgusting Acquisition LLC, a Delaware limited liability company (“Bloody Disgusting Acquisition”), Comic Blitz II LLC, a Delaware limited liability company (“Comic Blitz II”), Viewster, LLC, a Delaware limited liability company (“Viewster”), Cinedigm India Private Limited, an Indian limited company (“Cinedigm India”), Cineverse Terrifier LLC, a Delaware limited liability company (“Cineverse Terrifier”), and Cineverse Matchpoint LLC, a Delaware limited liability company (“Cineverse Matchpoint”, and, together with Vistachiara Productions, Cineverse Entertainment, Cineverse Entertainment Holdings, Cineverse Home Entertainment, Docurama, Dove, Cineverse OTT, Cinedigm Productions, Cinedigm DC Holdings, Access Digital Media, Christie/AIX, Cinedigm Digital Funding I, FoundationTV, Asian Media Rights, Con TV, Fandor, TFD Acquisition, Screambox Acquisition, Bloody Disgusting Acquisition, Comic Blitz II, Viewster, Cinedigm India, and Cineverse Terrifier, individually and collectively, the “Guarantor” and, together with the Borrower, collectively, the “Loan Parties”).

RECITALS

This Amendment is entered into in reference to the following facts:

A. Bank, Borrower and Guarantor entered into an Amended and Restated Loan, Guaranty and Security Agreement, dated as of September 15, 2022 (as amended by that certain Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement dated as of August 8, 2023, as further amended by that certain Amendment No. 2 to Amended and Restated Loan, Guaranty and Security Agreement dated as of February 9, 2024, as further amended by that certain Amendment No. 3 to Amended and Restated Loan, Guaranty and Security Agreement dated as of April 5, 2024, and as further amended, amended and restated, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Agreement”). All initially capitalized terms used, but not defined herein, have the meaning ascribed thereto in the Agreement.

B. Borrower has previously informed Bank that Borrower has failed to comply with the minimum Adjusted EBITDA covenant set forth in Section 9.6 of the Agreement for the twelve month period ending on April 30, 2024 (the “April 2024 Covenant”), which failure resulted in an Event of Default under Section 11.2(a) of the Agreement and an Event of Default under Section 11.2(b) of the Agreement for failure to notify Bank of the Event of Default as required under Section 9.1(e) of the Agreement (the “Specified Events of Default”).

C. Borrower has requested that Bank waive compliance with the April 2024 Covenant, waive the Specified Events of Default and make certain amendments to the Agreement, and Bank is willing to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the continued performance by each of the parties hereto of their respective promises and obligations under the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1

AMENDMENTS
1.1
Amendments to the Agreement.
(a)
Exhibit A of the Agreement is hereby amended by adding the following definitions:

““Amendment No. 4 Effective Date” means the “Amendment No. 4 Effective Date” under and as defined in the Amendment No. 4 to Agreement.”

““Amendment No. 4 to Agreement” means that certain Amendment No. 4 to Amended and Restated Loan, Guaranty and Security Agreement dated as of August 9, 2024, by and among Borrower, Guarantor and Bank.”

(b)
Exhibit A of the Agreement is hereby amended by amending and restating the definition of “Adjusted EBITDA” and “Revolving Maturity Date” in their entirety as follows:

““Adjusted EBITDA” means, without duplication of any revenue or expense, (i) EBITDA plus (ii) all stock-based compensation incurred during the applicable measurement period, plus (iii) any non-cash unrealized losses incurred during the applicable measurement period, plus (iv) solely with respect to the twelve month period ending on March 31, 2024, an amount not to exceed $** for goodwill impairment, minus (v) any non-cash unrealized gains earned during the applicable measurement period.”

““Revolving Maturity Date” means September 15, 2025.”

(c)
Section 9.6 of the Agreement is hereby amended and restated in its entirety as follows:

“9.6 Minimum Adjusted EBITDA. Borrower shall at all times after the Amendment No. 4 Effective Date maintain an Adjusted EBITDA no less than the applicable amount as set forth in the following table, for each applicable period:

Applicable Period	Minimum Adjusted EBITDA
For the twelve month period ending June 30, 2023	$**
For the twelve month period ending July 31, 2023	$**
For the twelve month period ending August 31, 2023	$**
For the twelve month period ending September 30, 2023	$**
For the twelve month period ending October 31, 2023	$**
For the twelve month period ending November 30, 2023	$**
For the twelve month period ending December 31, 2023	$**
For the twelve month period ending January 31, 2024	$**
For the twelve month period ending February 29, 2024	$**
For the twelve month period ending March 31, 2024	$**

Applicable Period	Minimum Adjusted EBITDA
For the twelve month period ending April 30, 2024	$**
For the twelve month period ending May 31, 2024	$**
For the twelve month period ending June 30, 2024	$**
For the twelve month period ending July 31, 2024	$**
For the twelve month period ending August 31, 2024	$**
For the twelve month period ending September 30, 2024	$**
For the twelve month period ending October 31, 2024	$**
For the twelve month period ending November 30, 2024	$**
For the twelve month period ending December 31, 2024	$**
For the twelve month period ending January 31, 2025	$**
For the twelve month period ending February 28, 2025	$**
For the twelve month period ending March 31, 2025	$**

For the twelve month periods ending April 30, 2025, May 31, 2025, June 30, 2025, July 31, 2025 and August 31, 2025, the minimum Adjusted EBITDA the Borrower is required to maintain for each such period pursuant to this Section 9.6 shall be determined by Bank, in a manner comparable to the determination of the minimum Adjusted EBITDA levels for the prior periods, and notified to Borrower in writing.”

ARTICLE 2

LIMITED WAIVER

In reliance upon the representations, warranties and covenants of the Borrower contained herein, and subject to the satisfaction of the conditions set forth in Article 4 below, Bank hereby waives the Specified Events of Default; provided that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of any other breach, Default or Event of Default of which Bank has not been informed by any Loan Party, (b) affect the right of Bank to demand compliance by each Loan Party with all terms and conditions of the Agreement and the other Loan Documents, except as specifically consented to, modified, or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring Bank’s consent or approval under the Agreement or the other Loan Documents, or (d) except as set forth specifically herein, diminish, prejudice or waive any of Bank’s rights and remedies under the Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Bank hereby reserves all of such rights and remedies.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants that the representations and warranties contained in the Agreement were true and correct in all material respects when made and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, are true and correct in all material respects as of the date hereof. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational action and, if required, shareholder, partner or member action, (b) this Amendment has been duly executed and delivered by such Person and constitutes a valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the execution, delivery and performance by such Person of this Amendment (i) does not require any Amendment or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law applicable to such Person or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any contractual obligation of such Person or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by such Person or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of such Person or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

ARTICLE 4

CONDITIONS
4.1
Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the “Amendment No. 4 Effective Date”):

(a)
receipt by Bank of duly executed and delivered counterparts of this Amendment by each of the parties hereto;
(b)
after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and
(c)
the representations and warranties contained in Article 3 hereof being true and correct.
ARTICLE 5

POST-CLOSING OBLIGATIONS
5.1
Post-Closing Obligations. Within thirty (30) calendar days after the Amendment No. 4 Effective Date (or such later date as the Bank may agree), the Bank shall have received, in form and content reasonably acceptable to the Bank:
(a)
an amendment to Con TV’s operating agreement expanding Section 1.1 (Business Purpose) of the existing Amended and Restated Operating Agreement, dated as of July 1, 2015, to permit entry into financing arrangements, executed and delivered by Con TV and its members; and
(b)
resolutions on behalf of each Guarantor approving the entry into this Amendment and ratifying all prior actions, executed and delivered by such Guarantor’s board of directors, board of managers, manager or member, as applicable.
ARTICLE 6

GENERAL PROVISIONS
6.1
Ratification and Incorporation of Agreement and other Loan Documents. Except as expressly modified under this Amendment, (i) each Loan Party hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Agreement and the other Loan Documents to which it is a party, and (ii) all of the terms and conditions set forth in the Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.
6.2
Entire Agreement. This Amendment, together with the Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Agreement and the other Loan Documents shall remain in full force and effect.
6.3
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, respectively. Delivery of any executed counterpart of this Amendment by facsimile or transmitted electronically in either a Tagged Image Format File (“TIFF”) or Portable Document Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile, TIFF or PDF shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.
6.4
Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of California.
6.5
Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof’ or words of like import shall mean and be a reference to the Agreement as amended hereby and each reference in the other Loan Documents to the Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Agreement as amended hereby.
6.6
No Waiver or Representation as to Additional Accommodations. In agreeing to make the waiver and amendments set forth herein, Bank does not make any representation whatsoever that it will make any further or additional accommodations to or for the benefit of any Loan Party. Except as expressly provided in Articles 1 and 2 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Bank under the Agreement or any other Loan Document, (ii) impose any obligation on Bank to defer the enforcement of its powers, rights and privileges under the Agreement or any other Loan Document, (iii) constitute a waiver of any provision in the Agreement or any other Loan Document, or (iv) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
6.7
Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Agreement, the terms and provisions of this Amendment shall govern and control.
6.8
Loan Document. This Amendment shall constitute a Loan Document.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties have executed this Amendment by and through its duly authorized officer as of the date and year first-above written.

“BORROWER” CINEVERSE CORP.	“BANK” East West Bank

By: Name: Gary S. Loffredo Position: Chief Legal Officer and Secretary	By: /s/ Yang Song Name: Yang Song Position: First Vice President

“GUARANTOR” VISTACHIARA PRODUCTIONS INC. d/b/a THE BIGGER PICTURE By Name: Gary S. Loffredo Position: Secretary
CINEVERSE ENTERTAINMENT CORP. By Name: Gary S. Loffredo Position: Senior Vice President & Secretary
CINEVERSE ENTERTAINMENT HOLDINGS, LLC By Name: Gary S. Loffredo Position: Secretary
CINEVERSE HOME ENTERTAINMENT, LLC By Name: Gary S. Loffredo Position: Secretary

Signature Page to Amendment No. 4 to Amended and Restated Loan, Guaranty and Security
Agreement

IN WITNESS WHEREOF, each of the parties have executed this Amendment by and through its duly authorized officer as of the date and year first-above written.

“BORROWER” CINEVERSE CORP. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Legal Officer and Secretary	“BANK” East West Bank By: Name: Title:
“GUARANTOR” VISTACHIARA PRODUCTIONS INC. d/b/a THE BIGGER PICTURE By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Secretary
CINEVERSE ENTERTAINMENT CORP. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Senior Vice President & Secretary
CINEVERSE ENTERTAINMENT HOLDINGS, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Secretary
CINEVERSE HOME ENTERTAINMENT, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Secretary

Signature Page to Amendment No. 4 to Amended and Restated Loan, Guaranty and Security
Agreement

DOCURAMA, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Senior Vice President & Secretary
DOVE FAMILY CHANNEL, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Senior Vice President & Secretary
CINEVERSE OTT HOLDINGS, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Senior Vice President & Secretary
CINEDIGM PRODUCTIONS, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Senior Vice President & Secretary
CINEDIGM DC HOLDINGS, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President

Signature Page to Amendment No. 4 to Amended and Restated Loan, Guaranty and Security
Agreement

ACCESS DIGITAL MEDIA, INC. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President
CHRISTIE/AIX, INC. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President
CINEDIGM DIGITAL FUNDING I, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President
FOUNDATIONTV, INC. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President
ASIAN MEDIA RIGHTS, LLC, d/b/a DIGITAL MEDIA RIGHTS By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Operating Officer General Counsel and Secretary

Signature Page to Amendment No. 4 to Amended and Restated Loan, Guaranty and Security
Agreement

CON TV, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Secretary
FANDOR ACQUISITION LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President
TFD ACQUISITION LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Operating Officer & Secretary
SCREAMBOX ACQUISITION LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Operating Officer & Secretary
BLOODY DISGUSTING ACQUISITION LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Operating Officer & Secretary

Signature Page to Amendment No. 4 to Amended and Restated Loan, Guaranty and Security
Agreement

COMIC BLITZ II LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Senior Vice President & Secretary
VIEWSTER, LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Operating Officer
CINEDIGM INDIA PRIVATE LIMITED By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Authorized Person
CINEVERSE TERRIFIER LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Authorized Person
CINEVERSE MATCHPOINT LLC By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: Chief Legal Officer

Signature Page to Amendment No. 4 to Amended and Restated Loan, Guaranty and Security
Agreement